UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 5, 2007 (March 1, 2007)
TRICO MARINE SERVICES INC
(Exact name of registrant as specified in its charter)
DE	000-28316	72-1252405
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
250 N AMERICAN COURT - Houma, LA 70363
(Address of principal executive offices & zip code)

Registrant's telephone number, including area code:  (713) 780-9926

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

          On March 1, 2007, Trico Marine Services, Inc. (the “Company”) held an earnings call to review the Company’s financial results for the fourth quarter and year ended December
31, 2006.
Furnished as Exhibit 99.1 is a copy of the transcript of the Company’s presentation during the call and the questions and answers following the presentation.

          In accordance with General Instruction B.2. of Form 8-K, the information presented herein shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(c)

Exhibits
EX-99.1	Transcript of Trico Marine Services, Inc.'s Earnings Call Reviewing Financial Results for the Fourth Quarter and Year ended December 31, 2006.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRICO MARINE SERVICES INC
Date: March 5, 2007	By:	/s/ Rishi Varma
Rishi Varma General Counsel & Secretary